SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported):    October 17, 2003
                                                   --------------------------



                            PACIFIC INTERMEDIA, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Colorado                    333-74846                 84-1480636
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       Incorporation)                                     Identification Number)



65 Enterprise Road, Suite 420, Aliso Viejo, CA                    92656
----------------------------------------------                  ----------
        (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:           (949) 330-6540
                                                          ----------------------


3354 South Flower Street, Suite 61, Lakewood, CO                    80227
-------------------------------------------------------------    ------------
(Former Name or Former Address, If Changed Since Last Report)     (Zip Code)








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Item 1. Change in Control of Registrant.
----------------------------------------

(a) October 17, 2003, the Registrant completed a merger transaction with Raptor Networks Technology, Inc. ("Raptor"), a closely-held California corporation, through acquisition of all of the capital stock of Raptor in exchange for authorized but previously unissued restricted Common Stock of the Registrant. Immediately prior to completion of the acquisition transaction, the Registrant had a total of 4,034,000 shares of its Common Stock issued and outstanding comprised of 1,034,000 registered shares held on October 14, 2003 by approximately 25 stockholders and 3,000,000 shares of restricted stock held by the Registrant's founder and sole officer and director, Ms. Tina Bogani. Ms. Bogani's inside stock represented 74.4% of the Registrant's voting capital stock on October 14, 2003.

       As a material aspect of the acquisition transaction, the Registrant re-acquired and cancelled its officer and director's Common Stock as consideration for transfer of its remaining, meager assets to Ms. Bogani, leaving only the Registrant's registered Common Stock, 1,034,000 shares, as all of its issued and outstanding capital stock prior to completion of the Raptor acquisition transaction.

       Also, immediately prior to completion of the acquisition transaction, there were a total of 19,161,256 shares of the common stock of Raptor issued and outstanding privately held by approximately 33 stockholders. 52.2% of the Raptor common stock was held in the aggregate on October 15, 2003 by its officers and directors, Messrs. Lyle Pearson, Edwin Hoffman and Ananda Perera.

       Pursuant to the terms of the acquisition agreement, all of the issued and outstanding common stock of Raptor was acquired by the Registrant, share-for-share, in exchange for the Registrant's authorized but previously unissued restricted Common Stock. As a result, upon completion of the acquisition, Raptor became a wholly owned subsidiary of the
       Registrant  and  the  Raptor  shareholders  became  shareholders  of  the
       Registrant,   holding  94.9%  of  its  issued  and  outstanding,   albeit
       restricted, capital stock. In the process, control of the Registrant changed from its previously sole officer and director, Ms. Tina Bogani, collectively to the officers of Raptor as a group, Messrs. Pearson, Hoffman and Perera. With completion of the overall transaction, there is now a total of 20,195,256 shares of the Registrant's Common Stock issued and outstanding comprised of 1,034,000 registered shares and 19,161,256 restricted shares.

       As further material aspects of the acquisition transaction:

       1) Raptor's directors, Messrs. Pearson and Hoffman, were appointed directors of the Registrant pursuant to its By-Laws;

       2) Ms. Bogani resigned her position as officer and director of the Registrant; and

       3) The Board of Directors, as newly constituted, appointed Raptor's officers all of the officers of the Registrant as follows:

              Lyle Pearson      -     President, Chief Executive Officer;
              Edwin Hoffman     -     Vice President, Chief Technical Officer;
              Ananda Perera     -     Vice President, Engineering;




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              Bob van Leyen     -     Chief Financial Officer

       Lyle  Pearson.   Mr.  Pearson  has  extensive  executive   experience  in
       --------------
operations, marketing and management with companies such as Digital Equipment Corporation (DEC), Cabletron, Unisys, Burroughs, Novell and BusinessLand Corporation. Mr. Pearson has managed both software and hardware development projects as well as sales and marketing organizations with more than $300 million in annual revenue. Mr. Pearson has a record of accomplishment with startups, launches and turnarounds. At DEC, he was responsible for helping launch the Enterprise Network Products, a new division which saw sales of over $100 million in the Western Region of US in its first year of operation, later acquired by Cabletron Systems, Inc. In the last five years he has held various Senior Executive Management positions for Cabletron Systems, Inc., MTI, NSI Software, Inc. and Business Development Solutions, Inc. Mr. Pearson holds a BA Degree in Marketing/Management and a BS in Electronics from the University of Utah.

       Edwin  Hoffman.   Mr.  Hoffman  has  extensive   engineering   and  sales
       ---------------
engineering experience with companies such as Reuters, Alcatel, Digital Equipment Corporation (DEC), Cabletron, Marconi, and MTI. He has managed various mixed technology projects with individual project revenues of more than $80 million and total revenues in excess of $100 million annually. Mr. Hoffman has a record of achieving and exceeding all project and revenue targets that have been assigned to him or to groups under his supervision. In the last five years he has held various sales engineering, account management, and executive positions for Cabletron Systems, Inc., MTI and DEC. Mr. Hoffman obtained a diploma and was given an achievement award for computer engineering science at the Control Data Institute in London, England.

       Ananda Perera.  Mr. Perera has worked in the high-tech  industry for more
       --------------
than 28 years. He has extensive knowledge and a substantial record of accomplishment in his field of Technology. As Senior Technology Architect, Mr. Perera managed systems engineering groups in various technology manufacturing companies, including Amdahl and Fujitsu. He has also gained broad Industry experience working as a consultant for various internet based companies. He has served as Director of Quality and Technology for Viacom. Mr. Perera holds an Engineering degree from the University of Colombo in Sri Lanka as well as other credentials in the area of networking and storage technology.

       Bob Van  Leyen.  Mr.  Van  Leyen  has  more  than  twenty-four  years  of
       ---------------
experience working in the hi-tech industry in executive positions in Finance, Operations and General Management. Mr. Van Leyen was employed for twelve years by Mentor Graphics, ten years with Data General Corporation and two years with Wyle Systems. Mr. Van Leyen has managed large financial organizations in Europe, Asia and the United States, where he was responsible for corporate functions such as audits and treasury and field functions supporting Sales, Manufacturing and Service activities. Mr. Van Leyen has successfully participated in managing turn around companies, contributing substantially to the bottom line. He has been in charge of the corporate treasury function for a public company with $400 million of annual revenues and has managed and coordinated an initial public offering of an issuer's securities. Mr. Van Leyen attended the Dutch Institute of Chartered Auditors and holds Dutch degrees equivalent to U.S. Bachelor's and Master's degrees in Business Administration.






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       With completion of the overall  acquisition  transaction,  the Registrant has terminated its previous commercial operations and, by and through its new subsidiary, has become engaged in commercial operations in the data network switching industry, more particularly in design, production, sales and service of standards based and proprietary, state of the art high speed switching technology applied to sophisticated internetworking systems operating in a large variety of new and existing government and private sector systems.


Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

(a) On October 17, 2003, the Registrant ("Company") completed the merger acquisition transaction initially reported in its Current Report on Form 8-K dated September 9, 2002. The Company acquired all of the issued and outstanding capital stock of Raptor Networks Technology, Inc. ("RNTI") in exchange, share-for-share, for authorized but previously unissued restricted Common Stock of the Registrant. As a result of the merger transaction, RNTI became a wholly owned subsidiary of the Company.

In keeping with the Amended Agreement and Plan of Merger By and Between Pacific Intermedia, Inc. and Raptor Networks Technology, Inc. (the "Agreement"), the Company accepted the resignation of its sole officer and director, following the appointment of the officers and directors of RNTI as the officers and directors of the Registrant, and transferred and conveyed its meager remaining assets to its founder and controlling shareholder, Ms. Tina Bogani, in exchange for Ms. Bogani's tender and surrender of 3,000,000 shares of the Registrant's restricted Common Stock, or approximately 74.4% of the Company's pre-closing issued and outstanding Common Stock.

The Company's new subsidiary, Raptor Networks Technology, Inc. is itself a start-up, development stage company, formed by its officers, Messrs. Lyle Pearson, Edwin Hoffman and Ananda Perera in September, 2002, to design, manufacture and market an innovative, proprietary switching technology to enable and enhance advanced data transmission in internetworking applications in government and private sector data networks. With completion of the acquisition, the Company will continue the business of RNTI by and through RNTI ("Raptor") as its wholly owned subsidiary.

Raptor is in the earliest stage of commercial operations and has realized virtually no revenues to date. It has designed a series of related products it calls the Ether-Raptor line, a modular set of Ethernet switching components based on a common set of proprietary hardware and software modules which can be produced with line cards from base units. In the Company's view, its Ether-Raptor family of products have nearly universal application to users' internetworking requirements and can be utilized anywhere on a network where a switch is required.

Distributed computing and accelerated use of the Internet have driven an exponential expansion in the use of internetworking for over thirty years. Networks in place today were engineered based upon standards and technology optimized for handling a single data type, character data, that was prevalent thirty years ago. Today's sophisticated applications often require multiple data types with speed and bandwidth requirements so high that prevailing network technology is simply not up to the task and upgrade is generally not cost justifiable, thereby slowing the growth and utilization of advanced network applications.

New applications such as video on demand, remote synchronous data storage mirroring, global clustering, business continuance, disaster recovery and distance learning are a few of the network applications types that will generate



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increased and new revenue streams for any enterprise offering them. But the cost to replace or upgrade existing networks with requisite, efficient high bandwidth infrastructure causes these new applications to be financially prohibitive. Government regulatory requirements are also demanding system replacements and upgrades to be made as well, regardless of financial justification.

Raptor's switch technology provides Gigabit and 10 Gigabit Ethernet communication at wire speed with Layer 2/3/4 Switching/Routing, and excellent bandwidth/priority control. One of the most difficult types of data to handle is Video over Internet Protocol. By optimizing the handling of all data packets on a network treating them as though they were all video data, Raptor enables true wire speed networks and achieves two objectives for the user community. First, it enables voice, video, storage and other sophisticated applications that enterprises will use to establish new revenue streams at a justifiable cost. Secondly, that ability is accomplished by augmenting, rather than replacing, the existing internetworking infrastructure those enterprises now use, leveraging existing capital investment in place by the user, minimizing the additional capital expense required for supporting these new applications and leading to increased user revenue opportunities.

Raptor has produced the first prototypes and has recently applied for nine process, or utility, patents for the Ether-Raptor product series. Software copyrights are complete and the first Raptor product, the Ether-Raptor 1010, is commercially available and is currently being sold in the marketplace. The company expects the Ether-Raptor 1000 and 1800 to be shippable well prior to year end 2003.

Current product orders and previous letters of intent in the company's hands represent substantial near-term prospective revenue. Notwithstanding, for the period commencing with inception in September, 2002 to the present, Raptor has operated at a loss and has realized only negligible revenue. While it is optimistic with regard to prospective business, there can be no assurance that the company will not encounter unforeseen and unanticipated obstacles to near-term profitability. Furthermore, significant additional capital will be required by the company to achieve its initial commercial objectives. There can be no assurance that sufficient additional capital will be available or that it will be available upon terms and conditions acceptable to the Company.


Item 7. Financial Statements and Exhibits.
------------------------------------------

       (a)    Financial statements of businesses acquired.

       (b)    Pro forma financial information.

       The following financial statements and pro forma financial information will be included in an amendment to this report to be filed as soon as practicable, but not later than sixty days after the due date for this report on Form 8-K.

       Description
       -----------

              Financial Statements of Raptor Networks Technology, Inc.

              Pro Forma Combined Financial Statements of Pacific Intermedia, Inc. and Raptor Networks Technology, Inc.





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       (c)    Exhibits.

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger By and Between Pacific Intermedia, Inc. and Raptor Networks Technology, Inc. dated August 23, 2003

2.2 Amendment to Agreement and Plan of Merger By and Between Pacific Intermedia, Inc. and Raptor Networks Technology, Inc. dated October 15, 2003

99.1          Press Release dated October 22, 2003.




        [Rest of Page Intentionally Blank. Signature on Following Page.]





































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                                    SIGNATURE
                                    ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PACIFIC INTERMEDIA, INC.



Date:   October 22, 2003                           By:   /s/ Lyle Pearson
                                                        ------------------------
                                                            Lyle Pearson
                                                            President and Chief
                                                            Executive Officer







































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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger By and Between Pacific Intermedia, Inc. and Raptor Networks Technology, Inc. dated August 23, 2003

2.2 Amendment to Agreement and Plan of Merger By and Between Pacific Intermedia, Inc. and Raptor Networks Technology, Inc. dated October 15, 2003

99.1          Press Release dated October 22, 2003.








































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